Details of treasury risks	12 Months Ended
Dec. 31, 2017
Disclosure of details of treasury risks [Abstract]
Disclosure of details of treasury risks [Text block]
Table of Contents

Note 29Details of treasury / other financial risks

Philips is exposed to several types of financial risks. This note further analyzes financial risks. Philips does not purchase or hold derivative financial instruments for speculative purposes. Information regarding financial instruments is included in Fair value of financial assets and liabilities.

Liquidity risk

Liquidity risk is the risk that an entity will encounter difficulty in meeting obligations associated with financial liabilities.

Liquidity risk for the group is monitored through the Treasury liquidity committee, which tracks the development of the actual cash flow position for the group and uses input from a number of sources in order to forecast the overall liquidity position on both a short and long-term basis. Group Treasury invests surplus cash in money market deposits with appropriate maturities to ensure sufficient liquidity is available to meet liabilities when due.

The rating of the Company’s debt by major rating services may improve or deteriorate. As a result, Philips’ future borrowing capacity may be influenced and its financing costs may fluctuate. Philips has various sources to mitigate the liquidity risk for the group. At December 31, 2017, Philips had EUR 1,939 million in cash and cash equivalents (2016: EUR 2,334 million), within which short-term deposits of EUR 1,302 million (2016: EUR 1,299 million). Philips pools cash from subsidiaries to the extent legally and economically feasible; cash not pooled remains available for the Company’s operational or investment needs.

Philips faces cross-border foreign exchange controls and/or other legal restrictions in a few countries that could limit its ability to make these balances available on short notice for general use by the group.

Furthermore, Royal Philips has a USD 2.5 billion Commercial Paper Programme and a EUR 1 billion committed revolving credit facility that can be used for general group purposes, such as a backstop for its Commercial Paper Programme. As of December 31, 2017, Royal Philips did not have any amounts outstanding under any of these facilities. A description of Philips’ credit facilities can be found in Debt.

Additionally, Philips also held EUR 49 million of equity investments in available-for-sale financial assets (fair value at December 31, 2017). Furthermore, Philips is also a shareholder in Philips Lighting (EUR 1,264 million at year-end 2017) which is publicly listed and classified as asset held for sale.

The table below presents a summary of the Group’s fixed contractual cash obligations and commitments at December 31, 2017. These amounts are an estimate of future payments which could change as a result of various factors such as a change in interest rates, contractual provisions, as well as changes in our business strategy and needs. Therefore, the actual payments made in future periods may vary from those presented in the following table:

Philips Group
Contractual cash obligations [1] , [2] )
in millions of EUR
2017
		payments due by period
	total	less than 1 year	1-3 years	3-5 years	after 5 years
Long-term debt [3] )	4,314	465	1,170	878	1,801
Finance lease obligations	306	93	131	53	29
Short-term debt	120	120
Operating leases	741	172	226	147	196
Derivative liabilities	370	167	109		95
Interest on debt	1,785	132	252	226	1,175
Purchase obligations [4] )	480	145	217	86	31
Trade and other payables	2,090	2,090
Contractual cash obligations	10,205	3,383	2,105	1,389	3,328
1)Obligations in this table are undiscounted
2)This table excludes pension contribution commitments and income tax liabilities in respect of tax risks because it is not possible to make a reasonably reliable estimate of the actual period of cash settlement
3)Long-term debt includes short-term portion of long-term debt and excludes finance lease obligations
4)Purchase obligations are agreements to purchase goods or services that are enforceable and legally binding for the Group. They specify all significant terms, including fixed or minimum quantities to be purchased, fixed, minimum or variable price provisions and the approximate timing of the transaction. They do not include open purchase orders or other commitments which do not specify all significant terms.

Certain Philips suppliers factor their trade receivables from Philips with third parties through supplier finance arrangements. At December 31, 2017 approximately EUR 286 million of the Philips accounts payable were known to have been sold onward under such arrangements whereby Philips confirms invoices. Philips continues to recognize these liabilities as trade payables and will settle the liabilities in line with the original payment terms of the related invoices.

Currency risk

Currency risk is the risk that reported financial performance or the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. Philips operates in many countries and currencies and therefore currency fluctuations may impact Philips’ financial results. Philips is exposed to currency risk in the following areas:

  Transaction exposures, related to anticipated sales and purchases and on-balance-sheet receivables/payables resulting from such transactions
  Translation exposure of foreign-currency intercompany and external debt and deposits
  Translation exposure of net income in foreign entities
  Translation exposure of foreign-currency-denominated equity invested in consolidated companies
  Translation exposure to equity interests in non-functional-currency investments in associates and available-for-sale financial assets.

It is Philips’ policy to reduce the potential year-on-year volatility caused by foreign-currency movements on its net earnings by hedging the anticipated net exposure of foreign currencies resulting from foreign-currency sales and purchases. In general, net anticipated exposures for the Group are hedged during a period of 15 months in layers of 20% up to a maximum hedge of 80%, using forwards and currency options. Philips’ policy requires significant committed foreign currency exposures to be fully hedged, generally using forwards. However, not every foreign currency can or shall be hedged as there may be regulatory barriers or prohibitive hedging cost preventing Philips from effectively and/or efficiently hedging its currency exposures. As a result, hedging activities cannot and will not eliminate all currency risks for anticipated and committed transaction exposures.

The following table outlines the estimated nominal value in millions of EUR for committed and anticipated transaction exposure and related hedges for Philips’ most significant currency exposures consolidated as of December 31, 2017:

Philips Group
Estimated transaction exposure and related hedges
in millions of EUR
2017
	Receivables		Payables
	exposure	hedges	exposure	hedges
Balance as of December 31, 2017
Exposure currency
USD	1,217	(857)	(583)	488
JPY	666	(369)	(6)	5
CAD	272	(153)	(8)	8
GBP	245	(147)	(20)	20
CNY	178	(98)	(86)	86
AUD	175	(100)
CHF	117	(65)	(1)	1
PLN	122	(73)
SEK	73	(42)	(1)	1
CZK	45	(25)
RUB	41	(41)	(2)	1
Others	244	(219)	(160)	150
Total 2017	3,395	(2,189)	(867)	760
Total 2016	4,211	(2,412)	(1,764)	1,344

The change in exposures and related hedges compared to 2016 is mainly driven by the deconsolidation of Philips Lighting. Philips uses foreign exchange spot and forward contracts, as well as zero cost collars in hedging the exposure. The derivatives related to transactions are, for hedge accounting purposes, split into hedges of on-balance-sheet accounts receivable/payable and forecasted sales and purchases. Changes in the value of on-balance-sheet foreign-currency accounts receivable/payable, as well as the changes in the fair value of the hedges related to these exposures, are reported in the income statement under costs of sales. Hedges related to forecasted transactions, where hedge accounting is applied, are accounted for as cash flow hedges. The results from such hedges are deferred in other comprehensive income within equity to the extent that the hedge is effective. As of December 31, 2017, a gain of EUR 23 million was deferred in equity as a result of these hedges (2016: EUR 10 million gain). The result deferred in equity will be released to earnings mostly during 2018 at the time when the related hedged transactions affect the income statement. During 2017, a net gain of EUR 0.1 million (2016: EUR 5 million net gain) was recorded in the consolidated statement of income as a result of ineffectiveness on certain anticipated cash flow hedges.

The total net fair value of hedges related to transaction exposure as of December 31, 2017, was an unrealized asset of EUR 21 million. An instantaneous 10% increase in the value of the EUR against all currencies would lead to an increase of EUR 102 million in the value of the derivatives; including a EUR 53 million increase related to foreign exchange transactions of the USD against the EUR, a EUR 17 million increase related to foreign exchange transactions of the JPY against the EUR, a EUR 10 million increase related to foreign exchange transactions of the GBP against the EUR, a EUR 6 million increase related to foreign exchange transactions of the PLN against the EUR and a EUR 5 million increase related to foreign exchange transactions of the CHF against the EUR.

The EUR 102 million increase includes a gain of EUR 10 million that would impact the income statement, which would largely offset the opposite revaluation effect on the underlying accounts receivable and payable, and the remaining gain of EUR 92 million would be recognized in equity to the extent that the cash flow hedges were effective.

The total net fair value of hedges related to transaction exposure as of December 31, 2016, was an unrealized asset of EUR 15 million. An instantaneous 10% increase in the value of the EUR against all currencies would lead to an increase of EUR 98 million in the value of the derivatives; including a EUR 46 million increase related to foreign exchange transactions of the USD against the EUR, a EUR 18 million increase related to foreign exchange transactions of the JPY against the EUR, a EUR 10 million increase related to foreign exchange transactions of the GBP against the EUR, and a EUR 5 million increase related to foreign exchange transactions of the AUD against the EUR.

Foreign exchange exposure also arises as a result of inter-company loans and deposits. Where the Company enters into such arrangements, the financing is generally provided in the functional currency of the subsidiary entity. The currency of the Company’s external funding and liquid assets is matched with the required financing of subsidiaries, either directly through external foreign currency loans and deposits, or synthetically by using foreign exchange derivatives, including cross currency interest rate swaps and foreign exchange forward contracts. In certain cases where group companies may also have external foreign currency debt or liquid assets, these exposures are also hedged through the use of foreign exchange derivatives. Changes in the fair value of hedges related to this exposure are recognized within financial income and expenses in the statements of income. When such loans would be considered part of the net investment in the subsidiary, net investment hedging would be applied.

Translation exposure of foreign-currency equity invested in consolidated entities may be hedged. If a hedge is entered into, it is accounted for as a net investment hedge. Net current-period change, before tax, of the currency translation reserve of EUR 1,177 million relates mainly to the negative impact of the stronger EUR against the foreign currencies of countries in which Philips’ operations are located. The change in currency translation reserve was mostly related to the development of the USD.

As of December 31, 2017, cross-currency interest rate swaps with a fair value liability of EUR 330 million and external bond funding for a nominal value of USD 2,535 million were designated as net investment hedges of our financing investments in foreign operations. During 2017 a total gain of EUR 1.4 million was recognized in the income statement as ineffectiveness on net investment hedges.

The total net fair value of financing derivatives as of December 31, 2017, was a liability of EUR 326 million. An instantaneous 10% increase in the value of the EUR against all currencies would lead to an increase of EUR 213 million in the value of the derivatives, including a EUR 208 million increase related to the USD.

As of December 31, 2016, cross-currency interest rate swaps with a fair value liability of EUR 726 million and external bond funding for a nominal value of USD 3,774 million were designated as net investment hedges of our financing investments in foreign operations. During 2016 a total gain of EUR 0.2 million was recognized in the income statement as ineffectiveness on net investment hedges.

The total net fair value of financing derivatives as of December 31, 2016, was a liability of EUR 728 million. An instantaneous 10% increase in the value of the EUR against all currencies would lead to an increase of EUR 53 million in the value of the derivatives, including a EUR 62 million increase related to the USD.

Philips does not currently hedge the foreign exchange exposure arising from equity interests in non-functional-currency investments in associates and available-for-sale financial assets.

Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. Philips had outstanding debt of EUR 4,715 million (2016: EUR 5,606 million), which created an inherent interest rate risk. Failure to effectively hedge this risk could negatively impact financial results. At year-end, Philips held EUR 1,939 million in cash and cash equivalents (2016: EUR 2,334 million), and had total long-term debt of EUR 4,044 million (2016: EUR 4,021 million) and total short-term debt of EUR 672 million (2016: EUR 1,585 million). At December 31, 2017, Philips had a ratio of fixed-rate long-term debt to total outstanding debt of approximately 72%, compared to 47% one year earlier (figure updated to align definition).

A sensitivity analysis conducted as of January 2018 shows that if long-term interest rates were to decrease instantaneously by 1% from their level of December 31, 2017, with all other variables (including foreign exchange rates) held constant, the fair value of the fixed-rate long-term debt (excluding forward contracts) would increase by approximately EUR 271 million. If there was an increase of 1% in long-term interest rates, this would reduce the market value of the fixed-rate long-term debt (excluding forward contracts) by approximately EUR 271 million.

If interest rates were to increase instantaneously by 1% from their level of December 31, 2017, with all other variables held constant, the annualized net interest expense would decrease by approximately EUR 12 million. This impact was based on the outstanding net cash position (after excluding fixed-rate debt) at December 31, 2017.

A sensitivity analysis conducted as of January 2017 shows that if long-term interest rates were to decrease instantaneously by 1% from their level of December 31, 2016, with all other variables (including foreign exchange rates) held constant, the fair value of the long-term debt would increase by approximately EUR 260 million. If there was an increase of 1% in long-term interest rates, this would reduce the market value of the long-term debt by approximately EUR 259 million.

If interest rates were to increase instantaneously by 1% from their level of December 31, 2016, with all other variables held constant, the annualized net interest expense would decrease by approximately EUR 7 million. This impact was based on the outstanding net cash position (after excluding fixed-rate debt) at December 31, 2016.

Equity price risk

Equity price risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in equity prices.

Philips is a shareholder in some publicly listed companies, including Philips Lighting and Corindus Vascular Robotics. As a result, Philips is exposed to potential financial loss through movements in their share prices. The aggregate equity price exposure in such financial assets amounted to approximately EUR 1,313 million at year-end 2017 (2016: EUR 36 million). Philips does not hold derivatives in the above-mentioned listed companies. Philips also has shareholdings in several privately-owned companies amounting to EUR 397 million, mainly consisting of the combined businesses in Lumileds and Automotive. As a result, Philips is exposed to potential value adjustments.

Commodity price risk

Commodity price risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in commodity prices.

Philips is a purchaser of certain base metals, precious metals and energy. Philips may hedge certain commodity price risks using derivative instruments to minimize significant, unanticipated earnings fluctuations caused by commodity price volatility. The commodity price derivatives that Philips may enter into are accounted for as cash flow hedges to offset forecasted purchases. As of December 2017, Philips does not have any outstanding commodity derivatives.

As of December 2016, Philips did not have any outstanding commodity derivatives.

Credit risk

Credit risk represents the loss that would be recognized at the reporting date, if counterparties failed completely to perform their payment obligations as contracted. Credit risk is present within Philips trade receivables. To have better insights into the credit exposures, Philips performs ongoing evaluations of the financial and non-financial condition of its customers and adjusts credit limits when appropriate. In instances where the creditworthiness of a customer is determined not to be sufficient to grant the credit limit required, there are a number of mitigation tools that can be utilized to close the gap, including reducing payment terms, cash on delivery, pre-payments and pledges on assets.

Philips invests available cash and cash equivalents with various financial institutions and is exposed to credit risk with these counterparties. Philips is also exposed to credit risks in the event of non-performance by financial institutions with respect to financial derivative instruments. Philips actively manages concentration risk and on a daily basis measures the potential loss under certain stress scenarios, should a financial institution default. These worst-case scenario losses are monitored and limited by the Company.

The Company does not enter into any financial derivative instruments to protect against default by financial institutions. However, where possible the Company requires all financial institutions with which it deals in derivative transactions to complete legally enforceable netting agreements under an International Swap Dealers Association master agreement or otherwise prior to trading, and whenever possible, to have a strong credit rating from Fitch and Standard & Poor’s Investor Services. Philips also regularly monitors the development of the credit risk of its financial counterparties. Wherever possible, cash is invested and financial transactions are concluded with financial institutions with strong credit ratings or with governments or government-backed institutions.

The table below shows the number of financial institutions with credit rating A- and above with which Philips has cash at hand and short-term deposits above EUR 10 million as of December 31, 2017.

Philips Group
Credit risk with number of counterparties
for deposits above EUR 10 million
2017
	10-100 million	100-500 million
AA- rated bank counterparties		2
A+ rated bank counterparties		2
A rated bank counterparties	1	3
A- rated bank counterparties		1
	1	8

For an overview of the overall maximum credit exposure of the group’s financial assets, please refer to Fair value of financial assets and liabilities for details of carrying amounts and fair value.

Country risk

Country risk is the risk that political, legal, or economic developments in a single country could adversely impact our performance. The country risk per country is defined as the sum of the equity of all subsidiaries and associated companies in country cross-border transactions, such as intercompany loans, accounts receivable from third parties and intercompany accounts receivable. The country risk is monitored on a regular basis.

As of December 31, 2017, the Company had country risk exposure of EUR 9.3 billion in the United States, EUR 4.4 billion in the Netherlands and EUR 1.3 billion in China (including Hong Kong). Other countries higher than EUR 500 million are Japan (EUR 598 million) and the United Kingdom (EUR 534 million). Germany exceeded EUR 300 million but was less than EUR 500 million. The degree of risk of a country is taken into account when new investments are considered. The Company does not, however, use financial derivative instruments to hedge country risk.

Other insurable risks

Philips is covered for a broad range of losses by global insurance policies in the areas of property damage/business interruption, general and product liability, transport, directors’ and officers’ liability, employment practice liability, crime and cyber security. The counterparty risk related to the insurance companies participating in the above-mentioned global insurance policies is actively managed. As a rule, Philips only selects insurance companies with an S&P credit rating of at least A-. Throughout the year the counterparty risk is monitored on a regular basis.

To lower exposures and to avoid potential losses, Philips has a global Risk Engineering program in place. The main focus of this program is on property damage and business interruption risks including company interdependencies. Regular on-site assessments take place at Philips locations and business-critical suppliers by risk engineers of the insurer in order to provide an accurate assessment of the potential loss and its impact. The results of these assessments are shared across the Company’s stakeholders. On-site assessments are carried out against the predefined Risk Engineering standards, which are agreed between Philips and the insurers. Recommendations are made in a Risk Improvement report and are monitored centrally. This is the basis for decision-making by the local management of the business as to which recommendations will be implemented.

For all policies, deductibles are in place, which vary from EUR 0.25 million to EUR 5 million per occurrence and this variance is designed to differentiate between the existing risk categories within Philips. Above this first layer of working deductibles, Philips operates its own re-insurance captive, which during 2017 retained EUR 2.5 million per occurrence for property damage and business interruption losses and EUR 5 million in the aggregate per year. For general and product liability claims, the captive retained EUR 1.5 million per claim and EUR 6 million in the aggregate. New contracts were signed on December 31, 2017, for the coming year, whereby the re-insurance captive retentions changed. Property damage and business interruption insurance is no longer re-insured by the captive and the captive retention for general, product and cyber liability claims is set at EUR 5 million per occurrence and EUR 10 million in the annual aggregate.